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                                            March 18, 1999



Commerzbank  AG, New York Branch  Commerzbank AG,
Los Angeles Branch Wells Fargo Bank,
National Association Chase Bank of Texas, N.A.
BankBoston N.A.
c/o Commerzbank AG, New York Branch
2 World Financial Center
New York, New York 10038

Homestead Village Incorporated
2100 RiverEdge Parkway
Atlanta, Georgia  30328

     Re: Subscription Letter Agreement (the "Subscription Agreement"), dated June 16, 1998, from Security Capital Group Incorporated ("Security Capital") to Homestead Village Incorporated ("Homestead"), including the form of Homestead Village Convertible Subordinated Debenture attached as Exhibit A to the Subscription Agreement (the "Debenture")

Ladies and Gentlemen:

         This will confirm our agreement as follows:

1. If Homestead, prior to any purchase by Security Capital of Subordinated Debentures under the Subscription Agreement, offers (an "Offering") pursuant to a registered public offering or private placement, other than pursuant to an employee or other stock option or incentive plan, $200,000,000 or more of common stock, preferred stock or other equity securities or combinations or units of equity securities (the AOffered Securities@), Security Capital's obligations under the Subscription Agreement shall be reduced to the extent that parties other than Security Capital purchase greater than $20,000,000 of the Offered Securities.

2. The second sentence of paragraph 3 of the Subscription Agreement shall be deemed to be amended and restated as follow:

                  "If at the end of such 90 day period Homestead has not completed an equity offering, then the Subordinated Debentures shall, subject to the following sentence, automatically be converted into Shares in accordance with the terms of the Subordinated Debenture."

3. The penultimate sentence of Section 3.01 of the Debenture shall be deemed to be amended and restated as follows:


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                  "The Company may redeem, or exchange,  debentures prior to the
                  90th day after the Issue Date only with proceeds of, or with, shares of Preferred stock or Common Stock."

4. Section 5.01(c) of the Form of Convertible Subordinated Debenture shall be deemed to be amended and restated as follows:

                  "(c) The Conversion Price shall be equal to the lowest of (i) $13.931 per share, (ii) the Fair Market Value of the Common Stock on the Issue Date, and (iii) the Fair Market of the Common Stock on the Mandatory Conversion Date."

         Please execute a copy of this letter and return it to Security Capital to acknowledge your agreement with this letter.

                                            Sincerely,

                                            SECURITY CAPITAL GROUP INCORPORATED



                                        By:____________________________________
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:


         HOMESTEAD VILLAGE INCORPORATED



         By:_______________________________________
              Name:
              Title:


         COMMERZBANK AG, LOS ANGELES BRANCH


         By:_______________________________________
              Name:
              Title:

         By:_______________________________________
              Name:
              Title:


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         COMMERZBANK AG, NEW YORK BRANCH


         By:______________________________________
              Name:
              Title:


         By:______________________________________
              Name:
              Title:

         WELLS FARGO, NATIONAL ASSOCIATION


         By:_____________________________________
              Name:
              Title:


         CHASE BANK OF TEXAS, N.A.


         By:___________________________________
              Name:
              Title:


         BANKBOSTON N.A.


         By:___________________________________
              Name:
              Title: